UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 21, 2009
V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-5256 (Commission File Number)	23-1180120 (IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina (Address of Principal Executive Offices)	27408 (Zip Code)
Registrant’s telephone number, including area code 336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors of VF Corporation has elected Richard T. Carucci as a director, effective July 21, 2009, to serve until the annual meeting of shareholders in 2010. Mr. Carucci will serve on the Audit and Finance Committees of the Board of Directors.
Mr. Carucci, 52, is Chief Financial Officer for Yum! Brands, Inc., which operates more than 36,000 restaurants, including well-known brands such as KFC, Pizza Hut and Taco Bell, in more than 110 countries and territories. Since joining Yum! Brands (previously named Tricon Global Restaurants) in 1997, he has held a series of finance positions prior to being appointed Chief Financial Officer in 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)
July 21, 2009	By:	/s/ Laura C. Meagher
Laura C. Meagher
Vice President — Deputy General Counsel